Exhibit 99.3

DRUGSTORE.COM, INC.

Notice to Holders of Stock Options and/or Stock Appreciation Rights (the “Notice”)

April [    ], 2011

Dear Option Holder and/or Stock Appreciation Right Holder:

You are receiving this Notice because you hold outstanding stock options (“Options”) and/or stock appreciation rights (“SARs”) with respect to shares of drugstore.com, inc. (the “Company”) common stock (each, an “Award” and collectively, the “Awards”) that were granted under the Company’s 1998 Stock Plan, as amended, or the 2008 Equity Incentive Plan, as amended (each, a “Plan” and collectively, the “Plans”).

On March 23, 2011, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Walgreen Co. (“Parent”) and certain other parties with the transactions contemplated by the Merger Agreement referred to herein as the “Merger.”

Please note that until the Effective Time (as that term is defined in the Merger Agreement), each of your Awards remain subject to the same terms and conditions, including vesting and exercisability, as set forth in the Plan under which the Award was issued and your individual Award agreement. Therefore, you may exercise your vested Awards to the extent you deem desirable prior to the Effective Time, if such an exercise satisfies all the normal terms and conditions of such vested Awards. You may also sell any acquired shares after satisfying all the normal terms and conditions required for selling shares on the open market, including the Company’s insider trading policies. The exercise of the Awards and any sale of the shares on the open market will trigger tax reporting and withholding obligations, as would be the case with respect to any such exercise or sale, so please be sure to review the applicable Plan’s prospectus for more information on the tax impacts, or consult your personal tax advisor, prior to any such exercise or sale.

This Notice shall serve as notice of the Merger and the treatment of your Awards in connection with the Merger. Please read this Notice carefully and note that the treatment of any Award will depend upon whether your Award:

•

is vested immediately prior to the Effective Time or vests as a result of the Merger (for instance, as a result of terms previously included in an Award agreement [for Non-Employee Directors only: or pursuant to the terms of the Merger Agreement which provides that all Options held by non-employee members of the Board of Directors will vest and become exercisable in full immediately prior to the Effective Time]) and has a per-share exercise price less than the Merger Consideration (which is $3.80 per share) (a “Cash-Out Eligible Award”); or

•	is an Award that is not a Cash-Out Eligible Award (any such Award that remains outstanding immediately prior to the Effective Time, a “Continuing Award”).

As described in further detail below, each outstanding Cash-Out Eligible Award will be cancelled at the Effective Time and the Cash-Out Eligible Award will be converted into the right to receive a cash payment equal to: (i) the excess of (x) the Merger Consideration ($3.80 per share), less (y) the per share exercise price of such Cash-Out Eligible Award, multiplied by (ii) the number of shares of Company common stock subject to the Cash-Out Eligible Award.

All Continuing Awards will be assumed by Parent with adjustments made to the number of shares of Parent common stock subject to the Awards, as well as the per share exercise price of such Awards, to reflect the difference between a share of Parent common stock and a share of Company common stock. This is described in greater detail below under the heading “Treatment of Continuing Awards.”

Treatment of Cash-Out Eligible Awards

Pursuant to the Merger Agreement, Parent will not assume Cash-Out Eligible Awards. As a result, all of your Cash-Out Eligible Awards that remain outstanding immediately prior to the Effective Time will be cancelled at the Effective Time.

You have two alternatives with respect to your Cash-Out Eligible Awards. You may elect either to (1) do nothing, and your Cash-Out Eligible Awards will be converted automatically into the right to receive an amount in cash, as described in further detail below, or (2) prior to the Effective Time, exercise any portion of your Cash-Out Eligible Awards. Please note that to the extent you do not exercise your Cash-Out Eligible Awards and such Cash-Out Eligible Awards otherwise have not been forfeited by your termination of service prior to the Effective Time, they will be cancelled automatically at the Effective Time and converted into the right to receive the cash payment described below. Additionally, please note that if you terminate your service and your post-termination exercise period specified in your applicable Award agreement expires prior to the Effective Time, your Cash-Out Eligible Awards no longer will be outstanding and you will not be entitled to the cash payment described below or any other rights or benefits.

Alternative One – Cash Payment

Each of your Cash-Out Eligible Awards that remain outstanding and unexercised immediately prior to the Effective Time will be cancelled and converted automatically into the right to receive an amount in cash equal to: (i) the excess of (x) the Merger Consideration ($3.80 per share), less (y) the per share exercise price of such Cash-Out Eligible Award, multiplied by (ii) the number of shares of Company common stock subject to the Cash-Out Eligible Award (the “Cash Payment”). The Cash Payment will be paid to you, less applicable income and employment tax withholdings required by law, after the Effective Time.

If the Merger is not completed, your Cash-Out Eligible Awards will not be cancelled and you will not be entitled to the Cash Payments for them. Instead, your Cash-Out Eligible Awards will continue under the existing terms as set forth in the applicable Plan and the applicable Award agreements

Please be aware that you do not need to exercise your Cash-Out Eligible Awards or otherwise pay the exercise price associated with such Cash-Out Eligible Awards to receive the Cash Payment. If you do not exercise your Award, as described in Alternative Two, your outstanding Cash-Out Eligible Awards automatically will be cancelled at the Effective Time and you will receive the Cash Payment after the Effective Time for such Awards.

Alternative Two – Award Exercise

As an alternative, prior to the Effective Time, you may exercise any portion of your Awards which are then vested (including any Cash-Out Eligible Awards). If you wish to exercise your vested Awards (including any Cash-Out Eligible Awards), you may do so by following the Company’s typical exercise procedures and paying the exercise price set forth in your Award agreement(s), as applicable, and any applicable tax withholdings, in which case you will become the owner of the purchased shares of Company common stock and you will receive the consideration payable in the Merger with respect to such common stock as provided to all other Company stockholders in the Merger Agreement.

If you intend to pay the exercise price and exercise your vested Awards prior to the Effective Time, we need to receive all of the relevant documentation and payment for the shares subject to your exercised Awards in a timely manner in order to complete all the required calculations and administrative tasks necessary to finalize the Merger. [If you intend to exercise your vested Awards, we ask that you do so as soon as possible, but no later than [DATE], 2011.]

Please note that if the exercise price of your Awards is greater than the Merger Consideration of $3.80 per share, you likely will realize no benefit by exercising your Awards prior to the Effective Time.

U.S. Federal Tax Implications of Cash-Out Eligible Awards

You should consult your own tax advisor as to the specific tax implications to you of the Merger with respect to your Cash-Out Eligible Awards, including the applicability and effect of federal, state, local and foreign tax laws. Your federal, state, local and foreign tax consequences depend upon your unique circumstances.

Cash Payment. If you are a U.S. taxpayer and you do not exercise your Cash-Out Eligible Awards prior to the Effective Time, your Cash-Out Eligible Awards will be cancelled at the Effective Time and will be converted automatically into the right to receive the Cash Payment after the Effective Time. Regardless of whether your Cash-Out Eligible Awards are Options or SARs, you will recognize ordinary income in an amount equal to your Cash Payment at the time the payment is made. Such income will constitute wages and therefore will be subject to reporting and, if you were an employee on the date of your Award grant, to the collection of applicable U.S. federal and state income and employment tax withholdings.

Exercise of Awards. To the extent you exercise Awards (including any Cash-Out Eligible Awards), and regardless of whether your Awards are Options or SARs, you will recognize ordinary income equal to the excess of (i) the fair market value of the shares of Company common stock at the time of exercise over (ii) the aggregate exercise price paid for the shares. Such income will constitute wages subject to reporting and, if you were an employee on the date of your Award grant, to withholding of applicable federal and state income and employment tax withholdings. Any additional gain or loss generally will be short-term capital gain or loss.

Treatment of Continuing Awards

Pursuant to the Merger Agreement, Parent will assume all Continuing Awards. Each Continuing Award assumed by Parent will continue to be subject to the same terms and conditions, including vesting, set forth in the Plan under which the Award was issued and your individual Award agreement, except that (i) references to the “Company” in the Plans and your individual Award agreements will be references to Parent, (ii) the Continuing Awards will become awards to purchase shares of Parent common stock rather than awards to purchase shares of Company common stock, (iii) Parent’s board of directors (or a committee of Parent’s board of directors) will administer the Continuing Awards as of the Effective Time, and (iv) the number of shares of Parent common stock subject to each Continuing Award and the exercise price of each Continuing Award will be adjusted as described below.

Number of Shares of Parent Common Stock Subject to Continuing Awards. Each Continuing Award will be exercisable, subject to the applicable vesting schedule, for the number of shares of Parent common stock determined by multiplying (A) the number of shares of Company common stock that would be issuable upon exercise of such Continuing Award immediately prior to the Effective Time by (B) the Equity Award Ratio (as described below) and rounding down to the nearest full share or as otherwise required to satisfy certain applicable legal requirements.

New Exercise Price of Continuing Awards. Each Continuing Award will have a new exercise price determined by dividing (A) the per share exercise price of the Continuing Award outstanding immediately prior to the Effective Time by (B) the Equity Award Ratio (as described below) and rounding up to the nearest whole cent.

For purposes of determining the number of shares of Parent common stock subject to, and the new exercise price of, the Continuing Awards, the “Equity Award Ratio” will equal the quotient determined by dividing (A) the Merger Consideration ($3.80 per share), by (B) the average of the last reported sale price of a share of Parent’s common stock on the New York Stock Exchange during the 10 trading days immediately preceding the Effective Time. Because the Equity Award Ratio will depend upon the closing prices for a share of Parent common stock on the relevant dates, the exact number of shares of Parent common stock that will be subject to your Continuing Awards and the exact per share exercise price of your Continuing Awards cannot be determined at this time.

If the Merger is not completed, the Continuing Awards will not be assumed. Instead, they will continue under their existing terms as set forth in the applicable Plan and applicable Award agreement.

U.S. Federal Tax Implications of Continuing Awards

You should consult your own tax advisor as to the specific tax implications to you of the Merger with respect to your Continuing Awards, including the applicability and effect of federal, state, local and foreign tax laws. Your federal, state, local and foreign tax consequences depend upon your unique circumstances.

In general, U.S. taxpayers with Continuing Awards (including both Options and SARs) will not recognize ordinary income at the time Parent assumes your Awards. You will recognize ordinary income when you exercise your Continuing Awards (including both Options and SARs) to the extent the value of the shares issued upon exercise of your Continuing Awards exceeds the exercise price you pay. If you pay the exercise price in shares of Parent common stock, or in a combination of shares of Parent common stock and cash, you will have ordinary income upon exercise to the extent that the value (on the date of exercise) of the shares you purchase is greater than the value of the shares you surrender, less the amount of any cash paid upon exercise. Any amount recognized as ordinary income will be subject to reporting and, if you were an employee on the date of your Award grant, to withholding for income and employment taxes.

Please submit any questions you have regarding this Notice by e-mail to me at [EMAIL].

Sincerely,

DRUGSTORE.COM, INC.

[NAME]
[TITLE]

Additional Information about the Transaction

The information in this communication is not, and is not intended to be, a solicitation of proxies or an offer of securities. drugstore plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about Walgreens, drugstore, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by drugstore through the web site maintained by the SEC at www.sec.gov and by contacting drugstore Investor Relations at (212) 331-8424. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC on drugstore’s website at www.drugstore.com.

Participants in the Acquisition of drugstore

drugstore.com and its directors and officers and certain other other members of management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the Transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of drugstore’s stockholders in connection with the proposed transaction will be set forth in the Proxy Statement described above when it is filed with the SEC. Additional information regarding drugstore’s executive officers and directors is included in drugstore’s definitive proxy statement, which was filed with the SEC on April 30, 2010. You can obtain free copies of this document from drugstore using the contact information above.

Forward-Looking Statements

Information set forth in this communication contains forward-looking statements, which involve a number of risks and uncertainties. These statements include those regarding the closing of the transaction. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to vary materially from those indicated, including: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of drugstore’s stockholders to approve the transaction; and other factors described in Walgreens Annual Report on Form 10-K for the year ended August 31, 2010, drugstore.com’s Annual Report on Form 10-K for the year ended January 2, 2011 and their respective subsequent SEC filings, which risks and uncertainties are incorporated herein by reference. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except to the extent required by law, Walgreens and drugstore.com disclaim any obligation to update any forward-looking statements after the distribution of this communication, whether as a result of new information, future events, changes in assumptions, or otherwise.